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                               FIRST AMENDMENT TO

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  This FIRST AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT (this AMENDMENT) dated as of May 5, 1992 between EL CONQUISTADOR PARTNERSHIP, L.P., a Delaware limited partnership (the COMPANY), WKA EL CON ASSOCIATES, a New York general partnership (WKA), KUMAGAI CARIBBEAN, INC., a Texas corporation (KGC), and THE MITSUBISHI BANK, LIMITED, a Japanese banking corporation acting through its New York Branch (the BANK).

                              W I T N E S S E T H :

                  WHEREAS, the Company and the Bank entered into that certain Letter of Credit and Reimbursement Agreement dated as of February 7, 1991 (the LC AGREEMENT; all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the LC Agreement); and

                  WHEREAS, the LC Agreement required the Initial Disbursement to occur on or prior to February 7, 1992; and

                  WHEREAS, the conditions to the Initial Disbursement enumerated in the LC Agreement were not fulfilled in all respects by February 7, 1992; and

                  WHEREAS, the Bank has determined, with the concurrence of the Company, that the aggregate amount of undisbursed Bond Proceeds is insufficient to pay the aggregate of the cost of completing the Construction of the Improvements and the other costs contemplated in the Budget, and that the amount required to eliminate such insufficiency is $24,000,000; and

                  WHEREAS, pursuant to Paragraph 9(k) of the LC Agreement, the Bank has









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required,  as a condition to the Initial  Disbursement,  that the Company and/or its partners deposit with the Bank the amount of $24,000,000 (the Loan Balance Amount); and

                  WHEREAS, a portion of the Loan Balance Amount represents amounts previously expended by the Borrower and with respect to which the Borrower is entitled to reimbursement; and

                  WHEREAS, WKA and KGC have determined to each provide one-half of the Loan Balance Amount as equity and/or a loan to the Company; and

                  WHEREAS, in order to finance a portion of such contributions, WKA and KGC shall together borrow the amount of $8,000,000 from GDB on the date hereof, pursuant to a Credit Facility Agreement dated the date hereof among GDB, WKA and KGC (the GDB Additional Loan Agreement); and

                  WHEREAS, in consideration of the Bank's agreement to allow the Initial Disbursement to occur after February 7, 1992, the Company has agreed to certain changes in the terms and conditions to the LC Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The following terms defined in the LC Agreement shall be changed to mean the following:

                  COMPANY PARTNERSHIP AGREEMENT shall mean that certain Venture Agreement dated January 12, 1990 between KGC and WKA, as amended by that certain Amendment Agreement dated April 30, 1992 (the Amendment to Venture Agreement).


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                  COMPLETION DATE shall mean October 12, 1993.

                  GUARANTIES shall mean the (i) Environmental Indemnity, the Completion Guaranty, the Secondary Completion Guaranty, and (ii) the Completion Guaranty of even date herewith by WKA to the Company.

                  GUARANTORS shall mean KIUSA, KGCC, KGC, Williams and WKA.

                  INITIAL DISBURSEMENT shall mean the initial disbursement by the Bank of the funds held by the Bank pursuant to Section 9(k) of the LC Agreement.

                  SUBSTANTIAL COMPLETION shall mean the occurrence of all of the following events: (i) the completion of the Construction of the Improvements (excluding punchlist items) in accordance with all Legal Requirements and substantially in accordance with the Plans as to any aspect of Construction and the issuance of applicable use or occupancy permits therefor satisfactory to the Bank; (ii) the delivery to the Bank of certificates, in form and content satisfactory to the Bank, from the Company, the Architects and the Bank's
Consultant to the effect that all of the work required to be performed substantially to complete the Improvements in accordance with all Legal Requirements and in accordance with the Plans has been performed; and (iii) the Commencement Date under the Management Agreement.

                  2. The Annual Letter of Credit Fee shall be increased by .20% per annum through the Date of Substantial Completion and by .30% per annum thereafter, so that the percentages 1.25%, 1.05% and .90% which appear in
Section 2(b) of the LC Agreement shall be changed to 1.45%, 1.35% and 1.20%, respectively.

                  3. The Bank consents to the execution and delivery of the Amendment to Venture Agreement. Accordingly, the first three sentences of
Section 7(ii) of the LC Agreement


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are amended in their entirety as follows:

                           (ii) Deficiency Loans. Any funds advanced to the Company as Deficiency Loans (as defined in the Company Partnership Agreement), whether or not at the direction of the Bank, shall be applied only to the operating costs or other fees and expenses related to the operation of the Project; provided, however, that the foregoing restriction shall be of no effect from and after the Coverage Date. After the Date of Substantial Completion and until the Coverage Date, the Bank will have the right to cause the Company, acting through WKA,
         (A) at such times as the Bank shall determine in the reasonable exercise of its judgment that an Operating Deficit exists with respect to any month, to require the General Partners to make Deficiency Loans in amounts of up to $14,000,000 in the aggregate (less any such Deficiency Loans for such purpose which may have previously been voluntarily advanced), and (B) to apply such funds on account of such Operating Deficits. The Bank shall have no right to cause Deficiency Loans to be made to pay principal under the Bonds, the Loan Agreement or hereunder. Notwithstanding anything in the Company Partnership Agreement to the contrary, neither the Deficiency Loans nor the operating reserve line item of the Budget may be used for the purpose of paying principal or interest under the GDB Additional Loan.

                  4. From and after the date on which Deficiency Loans in the aggregate amount of $14,000,000 have been made and applied to the payment of Operating Deficits and until the Coverage Date, if the Bank shall determine in the reasonable exercise of its judgment that further Operating Deficits (which, for the purposes of this Paragraph 4, shall not include debt service on the GDB Loan or any Special Loans (as defined in the Company Partnership


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Agreement))  exist with  respect to any month,  the Bank may require (i) each of
WKA and KGC to make additional loans to the Company in the amount of one-half of such Operating Deficits, and (ii) the Company to apply such funds on account of such Operating Deficits; provided, however, that the obligation of each of WKA and KGC to make such additional loans shall be limited to $3,000,000 in the aggregate (so that the total amount of such additional loans required to be made by the Bank shall not exceed $6,000,000 in the aggregate). If the Bank requires any such loans to be made, the Company hereby irrevocably directs WKA and KGC to pay the proceeds of such loans at the direction of the Bank for application to such Operating Deficits. The failure by WKA and/or KGC to make any such additional loans shall constitute a default under the LC Agreement. The obligations of WKA under this Paragraph 4 shall be severally guarantied by WMS Industries, Hugh Andrews and Burton I. Koffman and Richard E. Koffman (the
ADDITIONAL   LOAN   GUARANTORS)   pursuant   to   guaranties   to  be   executed
contemporaneously herewith. It shall be deemed an Event of Default if (i) any of the events described in clauses (v), (vi), (vii) and (viii) of Section 12(a) of the LC Agreement shall occur with respect to any of the Additional Loan Guarantors, and (ii) the Company fails to provide the Bank, within 60 days after the event in question, with reasonably acceptable collateral or guaranties to replace the guaranties of the Additional Loan Guarantors with respect to whom such event occurred.

                  5. Simultaneously herewith, GDB shall fully advance the GDB Additional Loan, and WKA and KGC shall deposit the Loan Balance Amount with the Bank in the following manner: $3,538,705.36, representing amounts previously expended by the Borrower on account of Total Project Costs, shall be paid to or at the Borrower's direction; $3,560,966.34, representing the remaining portion of the Initial Disbursement, shall be disbursed


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in accordance  with the Request for  Disbursement  approved by the Bank; and the balance of the Loan Balance Amount $16,900,298.30) shall be paid to the Bank by wire transfer. The Bank shall hold the Loan Balance Amount in an account at the Bank, which account shall bear interest at a fluctuating rate per annum equal to the Eurodollar Time Deposit Rate. The Line Item for Contingency shall be increased by the amount of any interest earned on the Loan Balance Amount. All such interest shall be added to and become part of the Loan Balance Amount, and, to the extent not disbursed to pay Project Costs, shall be released to WKA and KGC upon Substantial Completion of the Project. The Loan Balance Amount may be commingled with the Bank's general funds. Notwithstanding anything in Section 9(k) of the LC Agreement to the contrary, the Bank is hereby irrevocably authorized and directed by the Company, WKA and KGC to apply the Loan Balance Amount to the costs of the first Disbursements for Hard Costs and Soft Costs approved by the Bank, without regard to the particular Line Item(s) to which such costs relate, before the Bank shall direct and authorize the Trustee to disburse proceeds of the Loan to pay such costs. Upon each such application of a portion of the Loan Balance Amount, a corresponding amount shall be deemed to have been loaned by WKA and KGC to the Company. Unless and until the Loan Balance Amount is so applied, the Loan Balance Amount shall constitute additional security for WKA's and KGC's obligations under their respective Completion Guaranties and for the Company's performance of its obligations pursuant to this Agreement (a security interest therein being hereby created). The parties agree that the first $8,000,000 of the Loan Balance Amount disbursed by the Bank shall be deemed to be the proceeds of the loan from WKA and KGC to the Company.


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                  6. The Bank confirms that the Initial  Disbursement  is taking place on the date hereof, notwithstanding that the Initial Disbursement is being funded with a portion of the Loan Balance Amount rather than with Bond Proceeds.

                  7. The Company shall agree to promptly recommence construction of the Project, so that the following construction activities will commence on or before the dates listed below:

                  - Begin wall footings for the Cliftop remodeling -- May 30, 1992.

                  -        Begin   Elect/Mech.   underground   for  Cliftop  new
                           building -- May 30, 1992.

                  -        Begin  mobilization for Convention  Center -- May 15,
                           1992.

                  - Begin footing excavation for Convention Center -- May 30, 1992.

                  -        Begin  mobilization for Hotel  core/casino -- May 15,
                           1992.

                  - Begin footing for Panoramic Elevator at the Hotel core/casino -- May 30, 1992.

                  -        Begin footing  excavation  for Harborside -- June 30,
                           1992.

Failure to comply with the foregoing requirements shall constitute an Event of Default under the LC Agreement.

                  8. The Bank confirms that it has approved the execution by the Company of the Trade Contracts described on Schedule A annexed hereto in the form presented by the Company to the Bank's Consultant.

                  9.  The  following  is  added  to  Paragraph  12(a)  of the LC
Agreement:

                      (xxiii) if any Event of Default  relating  to the  Project shall occur under the


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                             GDB  Loan  Agreement  or the  Additional  GDB  Loan
                             Agreement.

                  10. WKA and KGC agree to use their respective best efforts to assist the Bank in obtaining participants for the Bank's interest in the LC Agreement and the Letter of Credit.

                  Except as amended hereby, the LC Agreement remains in full force and effect.

                  This Agreement may be executed in one or more counterparts.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       EL CONQUISTADOR PARTNERSHIP L.P.

                                       By:      KUMAGAI CARIBBEAN, INC.



                                                By:  /s/
                                                    ____________________________
                                                      Shunsuke Nakane, President

                                       By:      WKA EL CON ASSOCIATES



                                                By:  /s/
                                                    ____________________________
                                                      Hugh A. Andrews,
                                                      Authorized Signatory

                                       WKA EL CON ASSOCIATES



                                       By: /s/
                                           ____________________________
                                             Hugh A. Andrews,
                                             Authorized Signatory

                                       KUMAGAI CARIBBEAN, INC.



                                       By: /s/
                                           ____________________________
                                            Shunsuke Nakane, President


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                                       THE MITSUBISHI BANK, LIMITED,

                                       acting through its New York Branch

                                       By:  _____________________________



















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                                                                      SCHEDULE A

                EL CONQUISTADOR PARTNERSHIP L.P. TRADE CONTRACTS

1. Purchase Order #1103 dated February 3, 1992 to Stelko Electrical Products, Co. for purchase of Switchgear Units and 38KV Substation for $161,000.

2. Purchase Order #1109 dated February 4, 1992 to Westinghouse Electric Supply, Co. for purchase of Units Substations for $468,000.

3. Purchase Order #1108 dated February 2, 1992 to Zenruss International for purchase of Cooling Towers for $148,000.

4. Purchase Order #1111 dated February 3, 1992 to Trane Export Inc. for purchase of AHU,VAV Boxes for $1,543,000.

5. Purchase Order #1106 dated February 3, 1992 to Techinical Distributors, Inc. for purchase of Pumps for $68,435.

6. Purchase Order #1125 dated February 3, 1992 to United Equipment Corp. for purchase of Pressure Reducing Valves for $12,200.

7. Purchase Order #1122 dated February 3, 1992 to SyncroFlow c/o United Equipment Corp. for purchase of Water Booster Systems and Well Water Pumps for $87,300.

8. Purchase Order #1123 dated February 3, 1992 to Aurora Pump c/o United Equipment Corp. for purchase of Fire Pump for $40,500.

9. Trade Contract of Desarrollos Metropolitanos, S.E. for Convention Center, Hotel Core and Casino, and Seaview Building, dated February 9, 1992, for $37,944,600.

10. Trade Contract of Bird Construction Co. Inc. for Clifftop Buildings and Main Pool, dated February 9, 1992, for $18,050,000.


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11.      Trade Contract of Redondo  Construction  Corp. for WWTF, dated February
         10, 1992, for $1,925,000.

12. Trade Contract of Von Roll Transport Systems Inc. for Funicular, dated February 1, 1992, for $1,708,500.

13. Trade contract of Central Florida Turf Inc. for Golf Course, dated _________________, 199__, for $2,310,660.

14. Trade Contract of Dover Elevator Company for Elevator/Escalator, dated February 7, 1992 for $2,109,213.

15.      Trade Contract of Redondo  Construction  Corp. for General Sitework and
         Infrastructure,   dated  August  22,  1991,  for  $2,163,800,  and  the
         following change orders:

            a)    Pump House 1 & 3, for $35,000.

            b)    Water lines to Core Hotel and Casino, for $13,000.

            c)    CO-01/05/08 Lagoon Surcharge, for $93,052.

            d)    CO-02 Golf Course - grading, for $15,860.

            e)    CO-03 Core Hotel and Casino - access to Panoramic, for $1,000.

            f)    C04  Core Hotel and Casino - Demolition, for $3,500.

            g)    CO-06 Sitework, for $11,245.

            h)    CO-10 Earthwork - Adj., for $4,842.

16. Trade Contract of Bermudez & Longo, S.E. for Infra (Elec), dated September 3, 1991, for $885,000.

17. Trade Contract of Hoover Pumping Systems for Fire Pumps, dated February 4, 1992, for $228,000.


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